UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION RE QUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

FINANCIAL INVESTORS TRUST

(Name of Registrant as Specified in Its Charter)

(Name of Person Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to whom transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

FINANCIAL INVESTORS TRUST

IMPORTANT NEWS FOR SHAREHOLDERS OF
EMERALD GROWTH FUND (the “Fund”)

We encourage you to read the full text of the enclosed Notice of Special Meeting of Shareholders (the “Notice”) and the Supplement, dated June 30, 2021 (the “Supplement”), to the Fund’s Proxy Statement, dated January 4, 2021 (the “Proxy Statement”), in combination with the Proxy Statement. For your convenience, we have provided answers to questions you may have below.

QUESTIONS AND ANSWERS

Q.	Why did you send me this mailing?

A.	We are sending you this mailing to advise you that:

●

the Special Meeting of Shareholders of the Fund (the “Meeting”) originally called for February 15, 2021, and previously adjourned to March 17, 2021 at 10:00 am Mountain Time, and April 8, 2021 at 1:00 pm Mountain Time, has been further adjourned to September 14, 2021 at 10:00 am Mountain Time in order to solicit additional shareholder proxies; and

●

the Board of Trustees of the Fund (the “Board”) has set a new record date of June 16, 2021 for determining those shareholders of the Fund entitled to notice of and to vote at the Meeting (or at any postponement or adjournment thereof). The Board had originally fixed the close of business on December 9, 2020 as the record date for the Meeting.

You are receiving these supplemental proxy materials because you own, directly or through a broker-dealer, bank, or other financial intermediary, shares of the Fund as of the close of business on the new record date of June 16, 2021. As such a shareholder, you have the right to vote all of such shares on the proposals to approve a modification to the Fund’s fundamental investment restriction regarding industry limitation (“Industry Limitation”).

Holders of record as of the close of business on June 16, 2021 who were not also holders of record as of the close of business on December 9, 2020 are receiving a copy of the Proxy Statement, the Notice, the Supplement, and a proxy card. Each shareholder who was a holder of record as of the close of business on June 16, 2021 and also December 9, 2020 is receiving copies of the Notice, Supplement, and a proxy card.

In conjunction with the Proxy Statement, the Notice and the Supplement describe the matters to be considered at the Meeting and provide related information. We encourage you to carefully read the full text of the Notice and Supplement in conjunction with the Proxy Statement.

Q.	When and where is the Meeting scheduled to be held?

A.

The Meeting is scheduled to reconvene on September 14, 2021 at 10:00 am Mountain Time. As described in the Notice and the Supplement, the Meeting is being held via telephone. Shareholders are not required to attend the Meeting in person to vote on the proposals.

Q.	What is happening?

A.

Emerald Mutual Fund Advisers Trust, the Fund’s investment adviser (“Emerald” or the “Adviser”), discussed with the Board of the Trust the Adviser’s belief that the current Industry Limitation for the Fund prevents the Fund from being as fully invested as the Fund’s portfolio managers recommend. After consideration, the Board agreed that it would be in the best interests of the Fund and its shareholders to modify the Industry Limitation. The Board approved the modification of the Industry Limitation at its quarterly meeting in December 2020. You are receiving this Proxy Statement because the Proposal requires shareholder approval in addition to the approval of the Board.

Q.	What is the Board’s recommendation?

A.	After careful consideration, the Board unanimously recommends that shareholders of the Fund consent to approve the Proposal for the Fund.

Q.	What will happen if shareholders do not approve the Proposal?

A.

If shareholders holding a majority of the outstanding shares of the Fund do not consent to approve the Proposal, Emerald will continue to manage the Fund with the current Industry Limitation in place, but will not be able to invest the Fund’s portfolio in a manner that Emerald believes would be most beneficial to the Fund and its shareholders.

Q.	If I was a shareholder of the Fund as of the close of business on the original record date and already executed a proxy card, do I need to take further action?

A.

No. For a shareholder of record as of the close of business on the original record date of December 9, 2020 who is also a shareholder of record on the new record date of June 16, 2021, and who provided a proxy to the Fund based on the original record date, such proxy shall remain in full force and effect with respect to the number of shares held by such shareholder as of the close of business on the new record date set for the Meeting (June 16, 2021) unless explicitly revoked, or a later dated proxy is submitted, by the applicable shareholder. Previously submitted proxies are revocable. The previous submission of proxies also will not affect your right to vote in the event that you attend the Meeting. Please note, however, that attendance alone at the Meeting without voting will not be sufficient to revoke a previously authorized proxy.

Q.	Whom should I call for additional information about this Proxy Statement?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call AST Fund Solutions, LLC, our proxy solicitation firm, toll free at 877-679-4107.

Please see your proxy card for specific instructions on how to authorize a proxy to vote on your behalf via touch-tone telephone, by mail or via the Internet.

If you have not already done so, it is important that you authorize a proxy to vote your Fund shares promptly. This will help save the costs of further solicitation.

NOTICE OF ADJOURNED SESSION OF SPECIAL MEETING OF SHAREHOLDERS AND NEW RECORD DATE

To be Held On
September 14, 2021

1290 Broadway, Suite 1000
Denver, Colorado 80203

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of shareholders (the “Shareholders”) of the Emerald Growth Fund (the “Fund”), a series of Financial Investors Trust (the “Trust”), originally called for February 15, 2021 and subsequently adjourned to March 17, 2021 and April 8, 2021, has been further adjourned to 10:00 a.m. Mountain time on September 14, 2021. The reconvened meeting will be held telephonically via conference call, as detailed below.

As described in the Fund’s Proxy Statement dated January 4, 2021 (the “Proxy Statement”), the Fund’s shareholders will be asked to act upon the following:

1.	To approve a modification of the fundamental investment restriction regarding industry limitation (the “Industry Limitation”) (the “Proposal”);

2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

The Board of Trustees of the Fund (the “Board”) has set a new record date of the close of business on June 16, 2021 (the “Record Date”) for determining those shareholders of the Fund will receive notice of the Meeting and will be entitled to vote at the Meeting (or any postponement or adjournment thereof). Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Fund, or by voting at the Meeting.

Any Shareholder wishing to participate in the Meeting by means of telephone can do so. If you were a record holder of Fund shares as of June 16, 2021, please e-mail AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com no later than 3:00 p.m. Eastern Time on September 10, 2021 to register. Please include the Fund name in the subject line and provide your name, address and control number included on your ballot in the body of the e-mail. AST will then e-mail you the meeting login information and instructions for voting during the Meeting. If you held Fund shares through an intermediary, such as a broker-dealer, as of June 16, 2021, and you want to participate in the Meeting, please e-mail AST at attendameeting@astfinancial.com no later than 3:00 p.m. Eastern Time on September 10, 2021 to register. Please include the Fund name in the subject line and provide your name, address and proof of ownership as of June 16, 2021 from your intermediary. Please be aware that if you wish to vote at the Meeting you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or attach an image of the legal proxy via e-mail to AST at attendameeting@astfinancial.com and put “Legal Proxy” in the subject line. AST will then e-mail you the conference call dial-in information and instructions for voting during the Meeting.

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

We urge you to complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope or vote by telephone or through the Internet. We ask your cooperation in voting your proxy promptly.

By order of the Board of Trustees of Financial Investors Trust, on behalf of the Fund

Cara Owen
Secretary
June 23, 2021

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on September 14, 2021 or any adjournment or postponement thereof

This Notice and Proxy Statement, and the Supplement are available on the internet at vote.proxyonline.com. On this website, you will be able to access this Notice, the Proxy Statement, the Supplement any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to Shareholders. To request a copy of this Notice, the Proxy Statement, the Supplement or a Form of Proxy please call 877-679-4107. Copies of the Fund’s annual report have previously been mailed to Shareholders. This Proxy Statement should be read in conjunction with the Fund’s annual report. You may request a copy of the annual report by calling 855-828-9909 or by visiting the Fund’s website at www.emeraldmutualfunds.com.

FINANCIAL INVESTORS TRUST Emerald Growth Fund

SUPPLEMENT TO THE PROXY STATEMENT

for the Special Meeting of Shareholders
to be held on September 14, 2021

1290 Broadway
Suite 1000
Denver, Colorado 80203

Introduction

The following information (this “Supplement”) supplements, amends and, to the extent inconsistent, supersedes the corresponding information in the Proxy Statement for the Emerald Growth Fund, a series of the Trust, dated January 4, 2021, that addresses the Special Meeting of Shareholders of the Fund (the “Meeting”) originally called for February 15, 2021. The Proxy Statement was previously filed with the Securities and Exchange Commission and furnished to the Fund’s shareholders of record as of December 9, 2020 in connection with the solicitation of proxies by the Board. Capitalized terms used in this Supplement, but not otherwise defined in this Supplement, shall have the meanings given to them in the Proxy Statement. The Meeting has been adjourned to September 14, 2021 at 10:00 a.m. Mountain Time. Due to the continuing public health impact of the COVID-19 pandemic and to support the health and safety of the Fund’s shareholders, the Meeting will be held telephonically via conference call.

This Supplement contains important additional information and should be read in conjunction with the Proxy Statement. Except as specifically amended or supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement remains accurate and should be considered in casting your vote by proxy or at the Meeting.

This Supplement is first being furnished to the Fund’s Record Date (as defined below) shareholders on or about July 1, 2021.

The business to be considered and acted upon at the Meeting remains unchanged. The Meeting is being called to approve a modification of the fundamental investment restriction regarding industry limitation (the “Industry Limitation”) (the “Proposal”).

All properly authorized proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the Proposal.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE FOR THE PROPOSAL. If you have already submitted your proxy card or authorized your proxy via touch-tone telephone, by mail or the Internet, no further action is required unless you would like to change your vote.

The Proxy Statement explains the Proposal in more detail, and we encourage you to review it carefully. As a shareholder, your vote is important, and we hope that you will respond as soon as possible to ensure that your shares will be represented and voted at the Meeting.

Your vote is important no matter how many shares you own. The proxy documents explain the Proposal in detail, and we encourage you to review the proxy documents. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll-free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If you have any questions about the proposal or the voting instructions, you may call AST Fund Solutions, LLC, our proxy solicitation firm, at 877-679-4107.

The Board has set the close of business on June 16, 2021 (the “Record Date”) as the record date for determining those shareholders entitled to vote at the Meeting (or any postponement or adjournment thereof), and only holders of record at the close of business on that day will be entitled to vote at the Meeting (or any postponement or adjournment thereof). The Board had originally fixed the close of business on December 9, 2020 as the record date. Each shareholder who is a holder of record as of the close of business on June 16, 2021 who was also a holder of record as of the close of business on December 9, 2020 is receiving a copy of the Notice, the Supplement, and a proxy card. The proxy card previously distributed to such shareholders may continue to be used to vote your shares in connection with the Meeting. For a shareholder who was a holder of record as of the close of business on the original record date of December 9, 2020 who is also a shareholder of record on the new record date of June 16, 2021, and who provided a proxy to the Fund based on the original record date, such proxy shall remain in full force and effect with respect to the number of shares held by such shareholder as of the close of business on June 16, 2021 unless explicitly revoked, or a later dated proxy is submitted, by the applicable shareholder. Previously submitted proxies are revocable. The previous submission of proxies also will not affect your right to vote in the event that you attend the Meeting. Please note, however, that attendance alone at the Meeting without voting will not be sufficient to revoke a previously authorized proxy.

Holders of record as of the close of business on June 16, 2021 who were not also holders of record as of the close of business on December 9, 2020 are receiving copies of the Proxy Statement, the Notice, this Supplement, and a proxy card. Shareholders should carefully review the Proxy Statement, the Notice, and this Supplement in their entirety as they contain important information relating to the proposal to modify the fundamental investment restriction regarding industry limitation for the Fund. To save the expense of additional proxy solicitation, such shareholders are asked to mark their instructions on the enclosed proxy card, date and sign it, and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if they expect to attend the Meeting. Such shareholders also have been provided with the opportunity on the enclosed proxy card to give voting instructions via touch-tone telephone, by mail or the Internet, and are encouraged to take advantage of these prompt and efficient vote authorization options. The accompanying proxy is solicited on behalf of the Board, is revocable, and will not affect your right to vote in the event that you attend the Meeting. Please note that attendance alone at the Meeting without voting will not be sufficient to revoke a previously authorized proxy.

ADDITIONAL INFORMATION

Ownership of Shares

As of the Record Date, the number of Fund shares issued and outstanding is:

Fund	Number of Shares Issued and Outstanding
Emerald Growth Fund	43,648,236.5970

As of the Record Date, and to the best knowledge of the Trust, the following persons were known to own of record more than 5% of any class of the voting securities of the Fund:

Emerald Growth Fund

Class	Shareholder Name and Address	Percentage of Interest	Type of Ownership
Class A Shares	Charles Schwab & Co., Inc. San Francisco, CA	17.74%	Record
Class A Shares	National Financial Services, LLC Saint Louis, MO	14.03%	Record
Class A Shares	Pershing LLC Uniondale, NY	12.82%	Record
Class A Shares	Wells Fargo Advisors, LLC York, PA	7.90%	Record
Class A Shares	GWFS Equities, Inc. Greenwood Village, CO	5.71%	Record
Class C Shares	Wells Fargo Advisors, LLC Winter Haven, FL	43.03%	Record
Class C Shares	Morgan Stanley Smith Blarney LLC Winston Salem, NC	12.79%	Record
Class C Shares	RBC Capital Markets, LLC Princeton, NJ	11.45%	Record
Class C Shares	UBS Financial Services, Inc. Westport, CT	9.05%	Record
Class C Shares	National Financial Services, LLC Wexford, PA	5.36%	Record

Class	Shareholder Name and Address	Percentage of Interest	Type of Ownership
Institutional Class Shares	National Financial Services, LLC West Lake Hills, TX	48.37%	Record
Institutional Class Shares	Charles Schwab & Co., Inc. San Francisco, CA	7.44%	Record
Institutional Class Shares	Merrill Lynch, Pierce, Fenner & Smith Jacksonville, FL	6.21%	Record
Institutional Class Shares	Lincoln Financial Advisors Corp Lincoln, NE	5.36%	Record
Institutional Class Shares	GWFS Equities, Inc. Greenwood Village, CO	5.34%	Record
Investor Shares	Merrill Lynch, Pierce, Fenner & Smith Vineland, NJ	63.68%	Record
Investor Shares	National Financial Services, LLC Woodland Hills, CA	23.07%	Record

As of the Record Date, the Trustees and officers of the Trust, either individually or as a group, owned less than 1% of the outstanding shares of the Fund.

Any person owning more than 25% of the outstanding shares of the Fund may be deemed to control it.

Other Information

During the most recent fiscal year ended April 30, 2021, no commissions were paid by the Fund to a broker affiliated with Emerald.

PROXY CARD

EMERALD
MUTUAL FUNDS
DRIVEN BY RESEARCH

MEETING AGENDA on Reverse Side

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

***VOTER PROFILE*:**

Voter ID: 12293222 Security ID: 123456Y204
Shares to Vote: **confidential** Household ID: 233922232
***please call the phone number to the right for more information*

VOTER CONTROL NUMBER:
1234 5678 2322

***VOTE REGISTERED TO*:**

JOSEPH SMITH
AST FUND SOLUTIONS
48 WALL STREET, 22ND FLOOR
NEW YORK, NY 10005

BY INTERNET:

Go to the website below and enter your VOTER CONTROL NUMBER or simply scan the QR with a Smart Phone

vote.proxyonline.com

BY PHONE:

Call **(888) 227-9349** to reach an automated touch-tone voting line or call the number below to speak with a live representative.

(877) 679-4107

BY MAIL:

Complete and sign the proxy and mail back the proxy card.

USPS Postage-Paid Envelope

EMERALD GROWTH FUND

a series of the Financial Investors Trust

The undersigned, revoking previous proxies, if any, hereby appoints Cara Owen and Jennifer Craig, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the Emerald Growth Fund (the "Fund"), a series of the Financial Investors Trust (the "Trust"), at a meeting to be held as a virtual meeting on September 14, 2021 at 10:00 a.m. Mountain time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll free (877) 679-4107. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 14, 2021. The proxy statement and the accompanying notice of Special Meeting of Shareholders for this meeting are available at: https://vote.proxyonline.com/Emerald/docs/XXXXXXX.PDF

[Type text]

PROXY CARD

EMERALD GROWTH FUND

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees of the Trust (the "Board"). Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board and the Proposal below is recommended for approval by shareholders of the Fund. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Meeting.

●

PROPOSAL:	FOR	AGAINST	ABSTAIN
1. To approve a modification of the fundamental investment restriction regarding industry limitation (the "Industry Limitation") (the "Proposal").	O	O	O
2. To transact such other business as may properly come before the Meeting or any adjournments thereof.			

THANK YOU FOR CASTING YOUR VOTE